UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported):  April 23, 2004

                            INNOVO GROUP INC.
          (Exact name of registrant as specified in charter)

         Delaware                   0-18926            11-2928178
(State or other jurisdiction (Commission File No.)   (IRS Employer
 of incorporation)                                Identification No.)

   5804 East Slauson Avenue,  Commerce, California       90040
      (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (323) 725-5516

                              No Change
    (Former name or former address, if changed since last filing)

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Item 5.  Other Events and Required FD Disclosure

On April 26, 2004, the Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Exhibits

(c)  Exhibits

     Exhibit
     Number    Description

     Exhibit 99     Press Release dated April 26, 2004

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                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOVO GROUP INC.
                              (Registrant)

Date:  April 26, 2004         By:  /s/ Samuel J. Furrow, Jr.
                              ------------------------------
                              Samuel J. Furrow, Jr.
                              Chief Executive Officer and Director
                              (Principal Executive Officer)


                        Exhibit Index

Exhibit
Number    Description

Exhibit 99     Press Release dated April 26, 2004


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